UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2022

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 19, 2022, Paul D. Ginsberg, a member of The Cheesecake Factory Incorporated (the “Company”) Board of Directors (the “Board”) since 2020, notified the Board of his intention to resign from the Board, effective immediately.  Mr. Ginsberg’s departure is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On December 22, 2022, the Board’s Corporate Governance and Nominating Committee recommended, and the Board subsequently approved, the appointment of Adam S. Gordon to fill the vacancy on the Board created by Mr. Ginsberg’s resignation, effective immediately.

As a non-employee director, for his service on the Board, Mr. Gordon will receive a $100,000 annual cash retainer and an annual cash payment in lieu of equity of $115,000, each pro-rated for the remainder of 2022. Mr. Gordon is eligible to participate in the Company’s Executive Savings Plan (the “Plan”), a nonqualified deferred compensation plan, by contributing all or a portion of his director fees and equity awards in the form of stock units to the Plan, subject to the terms of the Plan. Mr. Gordon also entered into the Company’s standard form of indemnification agreement for directors, the form of which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2007.

ITEM 7.01	REGULATION FD DISCLOSURE

On December 23, 2022, the Company issued a press release announcing changes to its Board of Directors.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release dated December 23, 2022 entitled “The Cheesecake Factory Announces Changes to Board of Directors”

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2022	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer